UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2025

Apollo Origination II (Levered) Capital Trust

(Exact Name of Registrant as Specified in its Charter)

Delaware	814-01832	33-6481219
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

9 West 57th Street

New York, New York 10019

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 515-3450

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 25, 2025, AOP II Funding Jasmine LLC (“AOP Jasmine”), an indirect wholly owned subsidiary of Apollo Origination II (Levered) Capital Trust, a Delaware statutory trust (the “Company”) entered into Amendment No. 2 (the “Second Loan Agreement Amendment”) to its Loan and Security Agreement (the “Second Loan Agreement”), dated as of November 14, 2023, by and among AOP Jasmine, as borrower, Apollo Origination Management, L.P., in its capacity as portfolio manager, the lenders from time to time parties thereto, JPMorgan Chase Bank, National Association, as administrative agent, Citibank, N.A., as collateral agent and securities intermediary, and Virtus Group L.P., as collateral administrator.

The Second Loan Agreement Amendment amends the Second Loan Agreement to, among other things, (i) increase the maximum commitment to $550,000,000; (ii) extend the non-call period to May 14, 2026 and (iii) reduce the spread to 2.00% per annum.

The description above is only a summary of the material provisions of the Second Loan Agreement Amendment and is qualified in its entirety by reference to a copy of the form of Second Loan Agreement Amendment, which is filed as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this current report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibit

Exhibit No.	Description

10.1	Second Amendment to the Loan and Security Agreement, dated as of April 25, 2025, by and among AOP Jasmine, as borrower, Apollo Origination Management, L.P., in its capacity as portfolio manager, the lenders from time to time parties thereto, JPMorgan Chase Bank, National Association, as administrative agent, Citibank, N.A., as collateral agent and securities intermediary, and Virtus Group L.P., as collateral administrator.

104	The cover page from this current report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO ORIGINATION II (LEVERED) CAPITAL TRUST

Date: May 1, 2025	By:	/s/ Kristin Hester
	Name:	Kristin Hester
	Title:	Chief Legal Officer and Secretary